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Exhibit 32.2

Certification of PFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Hilltop Holdings Inc. (the "Company") on Form 10-Q for the period ended March 31, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Darren Parmenter, as Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DARREN PARMENTER
Name:	Darren Parmenter
Title:	Senior Vice President and Chief Accounting Officer
Date:	May 3, 2010

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  Exhibit 32.2
Certification of PFO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002